UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011 (June 15, 2011)

Cardtronics, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832-308-4000)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Cardtronics, Inc. filed a Form 8-K summarizing the matters voted on at its annual meeting of shareholders held on June 15, 2011 (the “Original Report”). In accordance with the recommendations of Cardtronics’ Board of Directors, and the results of the votes reported under Item 5.07 of the Original Report, Cardtronics will hold a non-binding advisory vote on an annual basis to approve the compensation of the named executive officers listed in its proxy statement for its annual meeting of shareholders.  Such annual voting shall continue until Cardtronics submits to its shareholders another non-binding advisory vote on the frequency of holding advisory votes on named executive officer compensation.

This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing Cardtronics’ decision regarding the frequency of the advisory vote on the compensation of their named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics, Inc.

Date:  October 31, 2011                                                                     By:  /s/   j. chris brewster

Name:  J. Chris Brewster

Title:  Chief Financial Officer